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                                                                                                                    EXHIBIT 4.1

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      -----NUMBER-----                                                                                    -----SHARES-----
        SV
      ----------------                         SUPER VISION INTERNATIONAL, INC.                           ----------------

                                                                                                          CUSIP 868042 10 2

  INCORPORATED UNDER THE LAWS                                                                              SEE REVERSE FOR
    OF THE STATE OF DELAWARE                                                                             CERTAIN DEFINITIONS


           THIS CERTIFIES THAT



           is the owner of


              FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF

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---------------------------------------------- SUPER VISION INTERNATIONAL, INC. -----------------------------------------------
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 transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.
          This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                                    [CERTIFICATE OF STOCK]

 Dated:

                                                       [CORPORATE SEAL]

                                     SECRETARY                                                                PRESIDENT

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                            COUNTERSIGNED AND REGISTERED:
                                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                            (NEW YORK, N.Y.)     TRANSFER AGENT
                            BY                                    AND REGISTRAR

                                                             AUTHORIZED OFFICER